JACKSON REAL ASSETS FUND 486BPOS

Ex. 99.28

JACKSON FINANCIAL INC.

Restricted Securities/Affiliates List

Effective January 1, 20261

Restricted Securities

COMPANY
Jackson Financial Inc.
Jackson National Life Global Funding

Minority Interest Holders

Company	Country of Organization	Control/Ownership
The Vanguard Group	United States (Pennsylvania)	13.41% Minority Interest held in Jackson Financial Inc.[2]
BlackRock, Inc.	United States (Delaware)	9.8% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Life Limited	United Kingdom	<5% Minority Interest held in Jackson Financial Inc.[3]
Aperio Group, LLC	California	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Advisors, LLC	United States (Delaware)	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock (Netherlands) B.V.	Netherlands	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Institutional Trust Company, National Association	United States (California)	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Asset Management Ireland Limited	Ireland	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Financial Management, Inc.	United States (Delaware)	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Asset Management Schweiz AG	Switzerland	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Investment Management, LLC	United States (Delaware)	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Investment Management (UK) Limited	United Kingdom	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Asset Management Canada Limited	Canada	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock (Luxembourg) S.A.	Luxembourg	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Investment Management (Australia) Limited	Australia	<5% Minority Interest held in Jackson Financial Inc.[3]
BlackRock Fund Advisors	United States (California)	5% or more Minority Interest held in Jackson Financial Inc.[3]
BlackRock Fund Managers Ltd	United Kingdom	<5% Minority Interest held in Jackson Financial Inc.[3]
Dimensional Fund Advisors LP	United States (Delaware)	5.3% Minority Interest held in Jackson Financial Inc.[4]

1.  Information as of January 1, 2026, except where otherwise indicated, based on information contained in public filings on EDGAR. To the extent entities have not amended their beneficial ownership filings on EDGAR, actual percentages may differ.

2. Percentage held as of February 13, 2024, as reported on SC 13G/A (Amendment No. 3) filed by The Vanguard Group on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 8, 2025.

3. Percentage held as of March 7, 2024, as reported on SC 13G/A (Amendment No. 2) filed by BlackRock, Inc. on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 8, 2025.

4. Percentage held as of February 9, 2024, as reported on SC 13G filed by Dimensional Fund Advisors LP on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 8, 2025.

As of January 1, 2026

updated by: Jackson Legal, Office of the Corporate Secretary

Affiliates

Company	State / Country of Organization	Control/Ownership[5] Publicly Traded indicated in red Broker/Dealer indicated in green
Allied Life Brokerage Agency, Inc.	Iowa	100% Jackson National Life Insurance Company
Brier Capital LLC	Michigan	100% Brooke Life Insurance Company
Brooke Life Insurance Company	Michigan	100% Jackson Holdings LLC
Brooke Life Reinsurance Company	Michigan	100% Brooke Life Insurance Company
Hermitage Management, LLC	Michigan	100% Jackson National Life Insurance Company
Hickory Brooke Reinsurance Company	Michigan	100% Brooke Life Reinsurance Company
Jackson Brooke LLC	Delaware	100% Brooke Life Insurance Company
Jackson Finance LLC	Michigan	100% Jackson Financial Inc.
Jackson Holdings LLC	Delaware	100% Jackson Financial Inc.
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 100% Jackson National Life Insurance Company
Jackson National Life Insurance Agency, LLC	Illinois	100% Jackson National Life Distributors LLC
Jackson National Life Insurance Company	Michigan	100% Brooke Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
Mission Plans of America, Inc.	Texas	100% Jackson National Life Insurance Company
National Planning Holdings LLC	Delaware	100% Jackson National Life Insurance Company
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPM America Capital Partners III, LLC	Delaware	60.50% PPM America, Inc.
PPM America Capital Partners IV, LLC	Delaware	34.50% PPM America, Inc.
PPM America Capital Partners V, LLC	Delaware	34% PPM America, Inc.
PPM America Capital Partners VI, LLC	Delaware	32% PPM America, Inc.
PPM America Capital Partners VII, LLC	Delaware	15.18% PPM America, Inc.

As of January 1, 2026

updated by: Jackson Legal, Office of the Corporate Secretary

PPM America Capital Partners VIII, LLC	Delaware	50.01% PPM America, Inc.
PPM America Capital Partners IX, LLC	Delaware	68.71% PPM America, Inc.
PPM Pomona Capital Partners, LLC	Delaware	45% PPM America, Inc.
PPM OV Capital Partners, LLC	Delaware	10% PPM America, Inc.
PPM Strategic Opportunities Capital Partners I, LLC	Delaware	94.24% PPM America, Inc.
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Holdings, Inc.	Delaware	100% Jackson Holdings LLC
PPM Loan Management Company 2, LLC	Delaware	Management and Originator Series: 100% PPM America, Inc. Any Retention Series: 100% Jackson National Life Insurance Company or 100% Jackson Financial Inc.
REALIC of Jacksonville Plans, Inc.	Texas	100% Jackson National Life Insurance Company
ROP, Inc.	Delaware	100% Jackson National Life Insurance Company
Squire Reassurance Company II, Inc.	Michigan	100% Jackson National Life Insurance Company
VFL International Life Company SPC, Ltd.	Cayman Islands	100% Jackson National Life Insurance Company

5. Based on most recently available information.

PPM’s Investment Products and related Entities where ultimate JFI ownership is greater than 5[6]	State / Country of Organization
AA Euro Investment Fund (Lux) SCSP	Luxembourg
AA GP Solutions Fund, L.P.	Delaware
AA MMF 1 Holdco LP	Delaware
AA Tundra Investor, L.P.	Delaware
AA WH Holdco, L.P.	Delaware
AG Essential Housing Fund II, L.P.	Delaware
AOP Finance Partners, L.P.	Delaware
B2B Solutions, LLC	Delaware
Carlyle Infrastructure Credit Fund Note Issuer, L.P.	Delaware
Centre Capital Non-Qualified Investors V AIV-ELS, L.P.	Delaware
Centre Capital Non-Qualified Investors V, L.P.	Delaware
CEP IV-A CWV AIV Limited Partnership	Canada
CEP IV-A Davenport AIV LP	Canada
CEP IV-A NMR AIV Limited Partnership	Canada

As of January 1, 2026

updated by: Jackson Legal, Office of the Corporate Secretary

CEP V-A CS AIV Limited Partnership	Canada
CEP V-A DR AIV Limited Partnership	Canada
CEP V-A WBLI AIV Limited Partnership	Canada
CEP VI-A AEP AIV Limited Partnership	Canada
CEP VI-A BTD AIV Limited Partnership	Canada
CEP VI-A MLPT AIV Limited Partnership	Canada
CEP VI-A Nextech AIV Limited Partnership	Canada
CEP VI-A NH Gaming AIV Limited Partnership	Canada
CEP VI-A RO AIV Limited Partnership	Canada
CEP VI-A SW AIV LP	Canada
CEP VI-A WY Gaming AIV Limited Partnership	Canada
Chartwell Investments II, LP	Delaware
CIABB Holdings LLC	Delaware
Family Bakery Holdings, LLC	Delaware
FH VH Co-Invest Aggregator, L.P.	Delaware
Haveli VC Gaming Fund I, LP	Delaware
Island NYC Recovery Fund I L.P.	Delaware
Leeds Learnosity Co-Invest, L.P.	Delaware
LGP Sage PC Coinvest LP	Delaware
LM Carpenter Co-Invest I LP	Delaware
Lovell Minnick Equity Partners III LP	Delaware
Lovell Minnick Equity Partners Tailwind Co-Invest I LP	Delaware
Motive Capital Fund II-A (AIV 1), LP	Delaware
Motive Capital Fund II-A, LP	Delaware
NewSpring Growth Capital III, L.P.	Delaware
NNN AGP Opportunities Fund, L.P.	Delaware
NNN AGP Opportunities Fund II, L.P.	Delaware
NNN AGP Opportunities Fund III, L.P.	Delaware
NOVA Infrastructure Fund I L.P.	Delaware
NOVA Infrastructure Holdings LP	Delaware
Novacap FS Revau CV, L.P.	Canada

As of January 1, 2026

updated by: Jackson Legal, Office of the Corporate Secretary

NSG III S2S (Unblocked), L.P.	Delaware
NSG V Unblocked AIV, L.P.	Delaware
Old Hickory Fund I, LLC	Delaware
PP Napa Holdings, LLC	Delaware
PPM America Private Equity Fund VIII-A LP	Delaware
PPM America Private Equity Aggregator Fund IX LP	Delaware
PPM America Private Equity Fund IX LP	Delaware
PPM Strategic Opportunities Fund I LP	Delaware
PPM Strategic Opportunities Aggregator Fund I LP	Delaware
PPM CLO 2018-1 Ltd.	Cayman Islands
PPM CLO 2018-1, LLC	Delaware
PPM CLO 2 Ltd.	Cayman Islands
PPM CLO 2, LLC	Delaware
PPM CLO 3 Ltd.	Cayman Islands
PPM CLO 3, LLC	Delaware
PPM CLO 4 Ltd.	Cayman Islands
PPM CLO 4, LLC	Delaware
PPM CLO 5 Ltd.	Cayman Islands
PPM CLO 5, LLC	Delaware
PPM CLO 6-R Ltd.	Jersey
PPM CLO 6, LLC	Delaware
PPM CLO 7, LLC	Delaware
PPM CLO 7 Ltd.	Jersey
PPM CLO 8, LLC	Delaware
PPM CLO 8 Ltd.	Cayman Islands
Pretium Olympus JV, L.P.	Delaware
PT Co-Investor Holdings, L.P.	Delaware
Seidler Equity Partners IV, L.P.	Delaware
SEP VII RB Holdings, L.P.	Delaware
SFR Delos Partners, L.P.	Delaware
TCP Analytical Holdings II, LLC	Delaware

As of January 1, 2026

updated by: Jackson Legal, Office of the Corporate Secretary

TPG GP Solutions Inbox CI, LP	Delaware

6. Based on most recently available information.

Open-End Management Investment Companies Registered with the U.S. Securities and Exchange Commission, in accord with the provisions of the 1940 Act
JNL Investors Series Trust
JNL Series Trust

Closed-End Management Investment Companies Registered with the U.S. Securities and Exchange Commission, in accord with the provisions of the 1940 Act
Jackson Credit Opportunities Fund
Jackson Real Assets Fund

As of January 1, 2026

updated by: Jackson Legal, Office of the Corporate Secretary